Spin-Off of TriMas’ Cequent Businesses Separation Will Create Two New, Industry-Leading Companies December 8, 2014 NASDAQ • TRS Exhibit 99.1

Forward-Looking Statements
Any "forward-looking" statements contained herein, including those relating to market conditions or the Company's financial condition and results, expense reductions, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including, but not limited to, risks and uncertainties with respect to the Company’s plans for successfully executing the spin-off within the expected timeframe or at all, the taxable nature of the spin-off, future prospects of the companies as independent companies,  general economic and currency conditions, various conditions specific to the Company's business and industry, the Company’s ability to integrate Allfast and attain the expected synergies, and the acquisition being accretive, the Company's leverage, liabilities imposed by the Company's debt instruments, market demand, competitive factors, supply constraints, material and energy costs, technology factors, litigation, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and in the
Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.
In this presentation, certain non-GAAP financial measures may be used. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure may be found at the end of this presentation or in the earnings releases available on the Company’s website. Additional information is available at www.trimascorp.com under the “Investors” section.

Agenda • Transaction Overview • New Stand-alone Cequent • New TriMas • Summary • Questions and Answers • Appendix 3

Transaction Overview

Strategic Rationale
• Significant progress has been made over the last several years to improve and refine the portfolio and strengthen TriMas’ financial position
• Thorough review of strategic options led to the decision to spin-off
Cequent businesses
• Spin-off will result in two independent, publicly traded companies with increased strategic flexibility
• Value creation for shareholders, customers and employees:
•
Allows each company to pursue a more focused strategy that leverages its strengths
•
Optimizes the financial profiles of each company to pursue distinct investment, growth and capital allocation strategies
•
Provides two different and compelling investment opportunities that can be achieved in a tax efficient manner

We believe a tax-free spin-off will create value for shareholders, customers and employees while accelerating strategic transformation.

Transaction Overview
•
Creates two strong, highly competitive stand-alone public
companies
•
Distribute 100% of shares to TriMas shareholders
•
Expected to be tax-free to TriMas’ U.S. shareholders
•
Completion targeted for mid-year 2015
•
Subject to customary closing conditions, final approval by the
TriMas Board of Directors and tax-free opinion
•
Third party and legal entity reorganization-related expenses estimated to be approximately $20 million over the next several quarters

Transaction will result in two companies better positioned to increase long-term value for shareholders.

Creating Two Strong Public Companies
(TTM figures as 9/30/14; Dollars in millions; from continuing operations)
Two independent publicly traded companies with unique characteristics.
New TriMas
New “Cequent”
• TTM Revenue:  $855 million
• TTM Segment Operating Profit
(1)
:  $131 million
• Operating Margin
(1)
%: ~15%
• President & CEO: Dave Wathen
• TTM Revenue:  $614 million
• TTM Segment Operating Profit
(1)
:  $48 million
• Operating Margin
(1)
%: ~8%
• Future President & CEO:  Mark Zeffiro
PACKAGING
Revenue: $335.2
Op. profit margin (1) : 23.4%
AEROSPACE
Revenue: $113.7
Op. profit margin: 18.8%
ENERGY
Revenue: $199.6
Op. profit margin (1) : 0.7%
ENGINEERED
COMPONENTS
Revenue: $206.6
Op. profit margin: 14.5%
CEQUENT
AMERICAS
Revenue: $445.8
Op. profit margin (1) : 7.8%
CEQUENT
APEA
Revenue: $167.8
Op. profit margin (1) : 7.7%
(1)
All figures are trailing  twelve months (TTM) as of September 30, 2014.  Operating profit margin excludes “Special
Items.”  TTM figures and Special Items are provided in the Appendix.

Two Strong Companies with Unique Characteristics

Different approaches will accelerate value creation; spin-off will drive enhanced focus on distinct growth and margin improvement initiatives.
TriMas Cequent
Main Growth Drivers
New products; growing middle-class
economies; new geographies
Additional content in markets already
served; construction, agriculture and
consumer exposure
Market Share High share; narrowly focused markets
High share in certain channels and
geographies; broad-line provider
Products
IP protected; highly-engineered; many
newer technologies
IP protected; full-line of products with
well-established brands
Margins
Higher margins; lower cost country
manufacturing opportunities
Opportunity with recent low cost country
moves
Customer Relationships
Business to business; longer-term
customer contracts
Closer to consumer
Auto Exposure None Medium
E-commerce Impact Transactional Growth platform
Outsourced Manufacturing Low Medium
Material Specifications High Medium

Strategic Aspirations – Impact to “New” TriMas

GENERATE
high single-digit top-line growth
INVEST
in growing end markets through new
products, global expansion and acquisitions
ENHANCE
margins through productivity initiatives,
leveraging costs and business mix
GROW
earnings faster than revenue growth
OPTIMIZE
capital structure
STRIVE
to be a great place to work
Neutral
Impact of Spin-off:
Neutral
Spin-off of Cequent accelerates TriMas’ achievement of its Strategic Aspirations.

New Stand-alone “Cequent”

Cequent – A Growing Global Company
•
Margin expansion
•
“Heavy lifting” complete – optimization
•
Product line assessments
•
Acquisition improvement
•
Global/local customer-centric growth
platforms
•
Asia
•
South America
•
Europe
•
Africa
•
Capital allocation

Cequent Net Sales
(includes Cequent APEA and
Cequent Americas segments)
(1) Operating profit excludes “Special Items” and corporate expense (in calculation of segment contribution). Special
Items and separate Cequent APEA and Cequent Americas financial data for each period are provided in the Appendix.
($ in millions)
Net Sales & Operating Profit Margins (1)
Key Initiatives Financial Snapshot
Globalize presence; increase margins and return on invested capital.
$373
$529
5.1% 9.6%
9.9%
9.5%
$415
$478
8.2%
$589
$614
7.8%
2009 2010 2011 2012 2013 TTM
9/30/14

Cequent – A Unique Position as a Global Market Leader

• Market leader in North America
and Asia
• Footprint established for
emerging markets
• Recent acquisitions to penetrate
the European market
• Portfolio of well-established
brands serving each channel
• Leverage existing product and
customer relationships for global
growth
• Broadest product set available
• Market-leading products
• Flexibility to serve current and
future transportation trends
OES
Retail/
E-commerce
OEM
Aftermarket
Approximate Revenue
(1)
By:
North
America
Asia
Pacific
Africa
Europe
South
America
Heavy Duty
Towing
Hitches
Trailer
Accessories
Towing
Accessories
Brake
Controllers
Cargo
Management
Vehicle
Protection
Electrical
Other
Channel
Geography
Product
Position as one global company for customers – only global provider with full product line.
(1) Based on management estimates.

Cequent – Opportunities for the Future
Following our major customers into key regional markets; opportunities to drive enhanced growth, margins and ROIC.

Future Opportunities for Cequent Product Set
(1)
North America Europe Asia Pacific Africa South America
Aftermarket
Retail/
E-commerce
OEM/OES
Key Initiatives
• Expand TriMotive
(OEM/OES) presence
• Drive improvement in
manufacturing footprint
and costs
• Participate in
E-commerce expansion
• Foundation in place with
aftermarket and OE
product set
• Expand presence into
Retail/E-commerce
• Margin improvement of
acquisitions
• Low cost footprint in place
• New market growth in
China – in infancy
• Leverage existing OE
relationships
• Leverage footprint in
South Africa
• Towing common, also
driven by mining sector
• Leverage footprint in
South America
• Towing becoming more
popular
• Opportunities for
tubular products
Market Indicator
(Approximate annual
vehicle sales)
16M units 11M units 23M units 2M units 7M units
(1)
Based on management estimates – for illustrative purposes only. Opportunity potential indicated by white portion of pie.

Cequent – Advantages as One Global Company
•
Global platform for global customers
•
Local platform for local relevance and supply
•
Broadest product set
•
Strong brand equity
•
Leading technology
•
Talented, experienced management team

Opportunity to create significant shareholder value through growth, productivity and capital allocation.

New TriMas

New TriMas – Positioned for the Future
•
Simplified portfolio of engineered and applied products
•
Well-positioned in attractive growth and higher margin markets within Packaging and Aerospace
•
Multiple platforms for long-term organic and acquisition growth
•
Strong brand recognition and customer loyalty driven by quality, speed, agility and innovation
•
Higher margins with opportunities for continued improvement
Spin-off better positions TriMas to drive its strategic initiatives of organic revenue growth and margin expansion.

$335
$313
$275
$185
$171
$145
23.2%
28.5%
25.9%
20.9%
24.2%
23.4%
2009
2010
2011
2012
2013
TTM 9/30/14

Lion Holdings Pvt. Ltd.

Packaging
(1) Operating profit excludes “Special Items” and corporate expense (in calculation of segment contribution). Special Items for each period are provided in the Appendix.
23.2% 28.5% 25.9% 21.8%
•
Target specialty dispensing and closure products
in higher growth end markets
•
Beverage, food, nutrition, personal care and
pharmaceutical
•
Increase focus on Asian market and other
emerging market opportunities
•
Ramp-up plants in Asia to improve cost structure
and flexibility
•
Provide customized solutions focused on
intellectual property, customer needs,
differentiation and delivery speed
•
Further integrate acquisitions into global sales
network, while expanding margins
Key Initiatives
Net Sales
Financial Snapshot
($ in millions)
Net Sales & Operating Profit Margins
(1)
Proven model for product development and growth.

$55
$50
$63
$73
$100
$114
32.7%
28.1%
27.3%
28.7%
23.9%
18.8%
2009
2010
2011
2012
2013
TTM 9/30/14

TRIMAS CORPORATION
MONOGRAM AEROSPACE FASTENERS
ALLFAST FASTENING SYSTEMS
MAC FASTENERS

Aerospace
• Integrate Allfast Fastening Systems
• Optimize Martinic Engineering and Mac
Fasteners acquisitions
• Expand aerospace fastener product lines to
increase content and applications per aircraft
• Leverage positive end market trends
including composite aircraft and robotic
assembly
• Capture incremental opportunities in
emerging markets
• Drive ongoing lean initiatives

(1) Operating profit excludes “Special Items” and corporate expense (in calculation of segment contribution). Special Items for each period are provided in the Appendix.
Net Sales
Key Initiatives Financial Snapshot
Combining four distinct businesses into TriMas Aerospace to drive an integrated go-to-market strategy and margin expansion.
($ in millions)
Net Sales & Operating Profit Margins
(1)

$112
$129
$167
$190
$206
$200
10.4%
11.4%
11.8%
9.4%
4.2%
0.7%
2009
2010
2011
2012
2013
TTM 9/30/14

TRIMAS CORPORATION
LAMONS Sealing Global - Servicing Local
Gasket Vedações Técnicas
Wulfrun
BASRUR UNISEAL

Energy Energy
•
Optimize and refine manufacturing footprint and
branch strategy
•
Reduce costs of standard products – preliminary
decision to move portion of Houston facility to
new Lamons facility in Mexico
•
Design and sell additional highly-engineered
specialty products
•
Vertically integrate, maximize supply chain and
drive lean initiatives to lower costs and improve
margins
•
Install upgraded SIOP processes to reduce cycle
time and inventory
•
Expand business capabilities with major
customers globally

Net Sales
(1) Operating profit excludes “Special Items” and corporate expense (in calculation of segment contribution). Special Items for each period are provided in the Appendix.
($ in millions)
Net Sales & Operating Profit Margins (1)
Key Initiatives Financial Snapshot
Focus on increasing margins and optimizing the footprint.

$73
$113
$175
$200
$185
$207
6.0%
11.2%
15.8%
14.0%
10.5%
14.5%
2009
2010
2011
2012
2013
TTM 9/30/14

Engineered Components
•
Expand complementary product lines at well-site
and grow compression products
•
Grow products to support the shift toward
increased use of natural gas and production in
shale formations
•
Further integrate cost structure of cylinder
acquisition
•
Continue to expand product offering and
geographies

Net Sales
(1) Operating profit excludes “Special Items” and corporate expense (in calculation of segment contribution). Special Items for each period are provided in the Appendix.
($ in millions)
Net Sales & Operating Profit Margins (1)
Key Initiatives Financial Snapshot
Create new products and new applications; capture emerging market growth.

Summary

Summary
•
We believe the decision to spin-off the Cequent businesses is the next step in transforming and improving TriMas
•
We believe this transaction will create value for shareholders, customers and employees
•
Spin-off will result in two independent, publicly traded companies with increased strategic flexibility
•
We have established a comprehensive plan which we are focused on executing
•
More information to come; plan on a mid-2015 completion

We believe a tax-free spin-off of our Cequent businesses will accelerate our strategic transformation and create value for shareholders, customers and employees.

Asset Efficiency
PRIORITIZE
Growth
FOCUS
Productivity
ACCOUNTABILITY
People Development
REWARD
TRIMAS OPERATING MODEL DELIVERS RESULTS

TRIMAS CORPORATION

Strategic Aspirations

GENERATE
high single-digit top-line growth
INVEST
in growing end markets through new
products, global expansion and acquisitions
ENHANCE
margins through productivity initiatives,
leveraging costs and business mix
GROW
earnings faster than revenue growth
OPTIMIZE
capital structure
STRIVE
to be a great place to work

Questions and Answers

Appendix

Business Segment TTM Financial Information

(Unaudited, dollars in thousands)
Trailing
Twelve
Months
12/31/2013 3/31/2014 6/30/2014 9/30/2014 9/30/2014
Packaging
Net sales...................................................................................................... 78,220 $     81,430 $   86,250 $    89,320 $
335,220 $
Operating profit.............................................................................................. 18,220 $     18,360 $   20,540 $    20,770 $
77,890 $
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs.............................................. - $          - $        - $          620 $         620 $
Excluding Special Items, operating profit would have been………….. 18,220 $     18,360 $   20,540 $    21,390 $    78,510 $
Energy
Net sales...................................................................................................... 44,160 $     52,780 $   52,320 $    50,290 $
199,550 $
Operating profit (loss)..................................................................................... (3,910) $     2,600 $     (630) $        (1,100) $
(3,040) $
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs.............................................. - $          - $        2,350 $      2,080 $
4,430 $
Excluding Special Items, operating profit would have been……………….. (3,910) $     2,600 $     1,720 $      980 $         1,390 $
Aerospace
Net sales...................................................................................................... 27,300 $     27,180 $   31,820 $    27,410 $
113,710 $
Operating profit.............................................................................................. 7,010 $      4,850 $     5,690 $      3,870 $
21,420 $
Engineered Components
Net sales...................................................................................................... 41,540 $     55,430 $   54,320 $    55,310 $
206,600 $
Operating profit.............................................................................................. 5,000 $      7,880 $     8,950 $      8,090 $
29,920 $
"New TriMas"
Net sales 191,220 $   216,820 $ 224,710 $   222,330 $   855,080 $
Operating profit 26,320 $     33,690 $   34,550 $    31,630 $    126,190 $
Total Special Items to consider in evaluating operating profit - $             - $            2,350 $      2,700 $      5,050 $
Excluding Special Items, operating profit would have been 26,320 $     33,690 $   36,900 $    34,330 $    131,240 $
Operating profit margin excluding special items
13.8% 15.5% 16.4% 15.4% 15.3%
Quarter To Date
………………………………………………………………………….
…………………………………………………………………
…………..
………….
(2)
(1)

Business Segment TTM Financial Information (cont.)

(Unaudited, dollars in thousands)
Cequent APEA
Net sales...................................................................................................... 40,290 $      39,470 $    43,800 $     44,290 $     167,850 $
Operating profit.............................................................................................. 4,620 $       2,500 $      2,220 $       3,210 $
12,550 $
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs.................................................. - $           - $         - $           380 $
380 $
Excluding Special Items, operating profit would have been............................ 4,620 $       2,500 $      2,220 $       3,590 $       12,930 $
Cequent Americas
Net sales...................................................................................................... 88,680 $      109,090 $  134,490 $    113,500 $
445,760 $
Operating profit (loss)..................................................................................... (12,180) $     5,710 $      16,940 $     8,660 $       19,130 $
Special Items to consider in evaluating operating profit (loss):
Severance and business restructuring costs.................................................. 13,000 $      980 $         1,460 $       360 $          15,800 $
Excluding Special Items, operating profit would have been............................ 820 $          6,690 $      18,400 $     9,020 $       34,930 $
"New Cequent"
(2)
Net sales...................................................................................................... 128,970 $    148,560 $  178,290 $    157,790 $    613,610 $
Operating profit........................................................................................... (7,560) $      8,210 $      19,160 $     11,870 $     31,680 $
Total Special Items to consider in evaluating operating profit.................... 13,000 $      980 $         1,460 $       740 $          16,180 $
Excluding Special Items, operating profit would have been.................. 5,440 $       9,190 $      20,620 $     12,610 $     47,860 $
Operating profit margin excluding special items
4.2% 6.2% 11.6% 8.0% 7.8%
Corporate Expenses
Operating loss............................................................................................... (8,320) $      (9,640) $     (9,270) $      (11,230) $
(38,460) $
TriMas Total Company
Net sales...................................................................................................... 320,190 $    365,380 $  403,000 $    380,120 $    1,468,690 $
Operating profit........................................................................................... 10,440 $      32,260 $    44,440 $     32,270 $     119,410 $
Total Special Items to consider in evaluating operating profit.................... 13,000 $      980 $         3,810 $       3,440 $       21,230 $
Excluding Special Items, operating profit would have been.................. 23,440 $      33,240 $    48,250 $     35,710 $     140,640 $
Operating profit margin excluding special items
7.3% 9.1% 12.0% 9.4% 9.6%
(1)
Results have been adjusted for the discontinued operations of NI in the third quarter 2014
(2)
Represents operating results before corporate expense allocations
Discontinued Operations
(1)
Net sales......................................................................................................................................... 3,240 $          2,360 $        980 $             - $
6,580 $
Operating profit............................................................................................................................... 1,420 $          330 $           (400) $            - $
1,350 $
Trailing
Twelve
Months
12/31/2013 3/31/2014 6/30/2014 9/30/2014 9/30/2014
Quarter To Date

Cequent – Historical Breakdown by Segment

(Unaudited, dollars in thousands)
Trailing
Twelve
Months
12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 9/30/2014
Cequent APEA
Net sales....................................................................................... 63,930 $    75,990 $    94,290 $    128,560 $  151,620 $
167,850 $
Operating profit............................................................................... 7,990 $     12,050 $    13,900 $    12,300 $    13,920 $
12,550 $
Special Items to consider in evaluating operating profit:
Severance and business restructuring costs................................... 270 $        - $         - $         3,150 $     - $
380 $
Excluding Special Items, operating profit would have been............. 8,260 $     12,050 $    13,900 $    15,450 $    13,920 $    12,930 $
Cequent Americas
Net sales....................................................................................... 309,020 $  339,270 $  383,710 $  400,400 $  437,280 $
445,760 $
Operating profit (loss)...................................................................... (3,160) $    27,840 $    32,730 $    27,420 $    8,850 $     19,130 $
Special Items to consider in evaluating operating profit (loss):
Severance and business restructuring costs................................... 13,820 $    - $         520 $        7,530 $     25,570 $
15,800 $
Excluding Special Items, operating profit would have been............. 10,660 $    27,840 $    33,250 $    34,950 $    34,420 $    34,930 $
"New Cequent"
(1)
Net sales...................................................................................... 372,950 $  415,260 $  478,000 $  528,960 $  588,900 $  613,610 $
Operating profit............................................................................ 4,830 $     39,890 $    46,630 $    39,720 $    22,770 $    31,680 $
Total Special Items to consider in evaluating operating profit.... 14,090 $    - $            520 $        10,680 $    25,570 $    16,180 $
Excluding Special Items, operating profit would have been... 18,920 $    39,890 $    47,150 $    50,400 $    48,340 $    47,860 $
Operating profit margin excluding special items
5.1% 9.6% 9.9% 9.5% 8.2% 7.8%
(1)
Represents operating results before corporate expense allocations
Year To Date